The Lincoln National Life Insurance Company:
Lincoln Life Flexible Premium Variable Life Account M

Supplement Dated August 11, 2022
To the Summary Prospectus for New Investors dated May 1, 2022 for :
Lincoln MoneyGuard Market Advantage®

This Supplement outlines changes to the summary prospectus for new investors for Lincoln MoneyGuard Market Advantage® that will be applicable to policies issued on or after August 15, 2022, subject to state availability.
Please refer to the May 1, 2022 prospectus for a discussion of all other provisions of your Policy that are not discussed in this Supplement.
For additional information on your Policy you should review the prospectus and supplement, which contains more information about the Policy’s features, benefits and risks. You can find the prospectus and other information about the Policy online at www.lfg.com/VULprospectus. You can also obtain this information at no cost by calling 1-800-487-1485 or by sending an email request to CustServSupportTeam@lfg.com
This Supplement is for informational purposes and requires no action on your part.  Please also note that certain terms used in this Supplement are defined within the sentences where they appear, in the relevant provisions of the summary prospectus for new investors or in the Special Terms provision, as amended by this Supplement.
The initial summary prospectus for new investors is being amended as follows (in the order of how these respective sections appear in the initial summary prospectus for new investors):
Changes to the cover page:

The following language has been added to the cover page following the first paragraph:

This Policy is available through third-party financial intermediaries who charge an advisory fee for their services.  The fee is paid directly to the third-party financial intermediary from the Owner. The advisory fee is in addition to Policy fees and expenses. We do not receive any portion of this fee.  Lincoln does not pay commissions to third-party financial intermediaries because such intermediaries receive compensation in connection with the Policy through a contract between the third-party financial intermediaries and the Owner.

Changes to the Special Terms section (pgs. 3-4 to the May 1, 2022 summary prospectus):

The following definitions have been added to the Special Terms section:

Eligible Policy -  A Policy with the Benefit Transfer Rider or another rider issued by us that allows the use of the policy’s Death Benefit Proceeds to purchase an additional death benefit and long-term care benefit under the Beneficiaries own Eligible Policy.  The policy and rider must both be in-force to be considered an Eligible Policy.
Purchase Date – The date we approve a Beneficiary’s Election to use Death Benefit Proceeds, under the Benefit Transfer Rider or a similar rider by us, to purchase the Rider Benefit or similar benefit under an Eligible Policy.
Rider Benefit – A death benefit and long-term care benefit purchased under the Benefit Transfer Rider.

Changes to “Other Benefits Available Under the Policy” table (pgs. 9-10 to the May 1, 2022 summary prospectus):

The following has been added to the “Other Benefits Available Under the Policy” table following the Long-Term Care Benefits Rider:

Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
Benefit Transfer Rider	Provides Beneficiary(ies) of an Eligible Policy the option to use all or a portion of the Death Benefit Proceeds as a single premium to purchase, without underwriting Rider Benefit	Standard
• The Insured under this Policy must be the Beneficiary of an Eligible Policy, and must make the election to purchase Rider Benefit under this Rider at the time they make their election of settlement option under such Eligible Policy.
• The Insured under this Policy must be no less than attained age 50 and no more than attained age 120 on the Purchase Date.
• The LTC Benefit Limit under the Long-Term Care Benefits Rider attached to the Policy must be greater than zero on the Purchase Date.
• The Insured under this Policy must be living on the Purchase Date.

Changes to “Fee Table” subsection “Periodic Charges Other Than Annual Underlying Fund Fees and Operating Expenses”  Optional Benefit Charges (pgs. 15-16 to the May 1, 2022 summary prospectus):

Charge	When Charge is Deducted	Amount Deducted
Optional Benefit Charges
Benefit Transfer Rider Loan	Annually	A percentage of the Loan balance amount against the Rider’s Cash Surrender Value
4%